UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2009 (March 13, 2009)
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32693 (Commission File Number)	54-2091194 (IRS Employer Identification No.)

500 W. Illinois, Suite 100 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
2009 Base Salaries and 2008 Cash Bonuses
     On March 13, 2009, our Compensation Committee, after discussion with a compensation consultant, set base salaries for our named executive officers for 2009 and approved cash bonuses for 2008. Cash bonus amounts for 2008 include payments previously made pursuant to our quarterly incentive plan. The approved 2009 base salary and 2008 cash bonus for each of our named executive officers is set forth below. The approved 2009 base salaries are the same as the current base salaries for all of our named executive officers. Separately, in connection with salary and wage reductions for employees throughout the Company to be effective March 30, 2009, the approved 2009 base salaries for all of our named executive officers will be reduced, effective March 30, 2009, to the amounts set forth under “Revised 2009 Base Salary” in the table below.

	2009 Base Salary	Revised 2009 Base Salary	2008 Cash Bonus
Kenneth V. Huseman President, Chief Executive Officer and Director	$550,000	$495,000	$330,000
Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	$300,000	$276,000	$170,000
T.M. “Roe” Patterson Senior Vice President — Rig and Truck Operations	$275,000	$253,000	$150,000
Charles W. Swift Vice President — Gulf Coast Region	$200,000	$200,000	$75,000
James E. Tyner Vice President — Human Resources	$190,000	$176,700	$80,000
Performance-Based Stock Awards
     On March 13, 2009, the Compensation Committee of our Board of Directors approved grants of performance-based stock awards to each of our named executive officers. Pursuant to the grant agreements, the performance-based awards consist of (1) shares to be earned upon the Company achieving an earnings per share target (which we refer to as the “EPS Target Shares”), and (2) shares to be earned upon the Company achieving a return on capital employed target (which we refer to as the “ROCE Target Shares”). Earning of the shares is based on the performance metrics discussed below measured over the Performance Period (defined as the three-year period beginning January 1, 2007 and ending December 31, 2009) as compared to other members of the PB Peer Group (as defined below).
     The number of EPS Target Shares, ROCE Target Shares and maximum number of shares of restricted stock that may be earned by each named executive officer pursuant to the grant agreement is set forth below:

	EPS Target Shares	ROCE Target Shares	Maximum Shares
Kenneth V. Huseman(1) President, Chief Executive Officer and Director	41,250	41,250	123,750
Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	15,000	15,000	45,000
T.M. “Roe” Patterson Senior Vice President — Rig and Truck Operations	7,750	7,750	23,250
Charles W. Swift Vice President — Gulf Coast Region	6,250	6,250	18,750
James E. Tyner Vice President — Human Resources	6,500	6,500	19,500

(1)    The award to Mr. Huseman is qualified in that such shares shall be deemed earned, and shall be issued (subject to vesting or otherwise), only to the extent that such shares are available for issuance under the Company’s Third Amended and Restated 2003 Incentive Plan, as further amended.

2

     The grantee will earn shares as follows: (A) 150% of the target share amounts set forth above based on the Company’s performance being equal to or above the relevant performance metric of the best performing member of the PB Peer Group, (B) 50% of the target share amounts set forth above based on the Company’s performance being equal to the worst performing member of the PB Peer Group, and (C) a range between 50-150% of the target share amounts set forth above based on the Company’s performance being above or below the median of the entire PB Peer Group with respect to the relevant performance metric and within clauses (A) and (B) of this sentence (with 100% of the target share amounts set forth above being earned if the Company’s performance is equal to the median of the entire PB Peer Group with respect to the relevant performance metric).
     Notwithstanding the foregoing, if the Company incurs a net loss based on the Company’s average EPS for the Performance Period, none of the EPS Target Shares shall be deemed earned with respect to the EPS Performance Metric. Additionally, if (i) the Company’s ROCE Performance Metric is below the worst performing company in the PB Peer Group and (ii) the Company’s ROCE Performance Metric is less than 75% of the lowest PB Peer Group member, none of the ROCE Target Shares shall be deemed earned with respect to the ROCE Performance Metric.
     “ROCE Performance Metric” means ROCE during the Performance Period. “ROCE” means return on capital employed during the Performance Period, calculated as (i) earnings (loss) before interest and taxes divided by (ii) average total assets, less current liabilities, in each case as calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) and as reported on the Company’s quarterly financial statements for periods completed during the Performance Period.
     “EPS Performance Metric” means the change in earnings per share for continuing operations (as calculated in accordance with GAAP) during the Performance Period.
     “PB Peer Group” means each of the following companies: (1) Pioneer Drilling Co.; (2) Bronco Drilling Company, Inc.; (3) Tetra Technologies, Inc.; (4) Oil States International, Inc.; (5) Union Drilling, Inc.; (6) Superior Well Services, Inc.; (7) Complete Production Services, Inc.; (8) Allis-Chalmers Energy Inc.; (9) Superior Energy Services, Inc.; and (10) Key Energy Services, Inc; provided, the Compensation Committee in its sole discretion may substitute another company into the peer group under certain circumstances as set forth in the grant agreements.
     Once earned, if not earlier vested, the shares of restricted stock will vest in one-third increments on March 15, 2011, 2012 and 2013. All unvested shares of restricted stock will be forfeited by the grantee (a) if the grantee’s employment with the Company is terminated by the Company for “Cause” before the restricted stock is vested or (b) if the grantee terminates his employment with the Company before the restricted stock is vested for any reason other than (i) “Good Reason” or (ii) the death or “Disability” of the grantee, as such terms are defined in the grant agreement. The grantee will vest in all rights to the restricted stock on the earlier of (i) the dates set forth above; (ii) termination by the Company without Cause; (iii) the death or Disability of the grantee; or (iv) Termination for Good Reason.
     The foregoing description of this item is qualified in its entirety by reference to the full text of the form of Performance-Based Award Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
10.1     Form of Performance-Based Award Agreement (effective March 2009).

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: March 19, 2009	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance-Based Award Agreement (effective March 2009).